Exhibit 99.17
                Computational Materials and/or ABS Term Sheets


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                                              % of
 FICO                  UPB                 Total Deal       Avg LTV          Max LTV          % Full Doc       % Owner Occ
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
<520               61,820,611.42              9.08%          69.32%          100.00%            69.66%             99.18%
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520-539            66,680,510.52              9.80%          69.23%          100.00%            74.23%             97.98%
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540-559            58,138,698.60              8.54%          68.56%          100.00%            76.22%             97.78%
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560-579            71,790,122.53             10.55%          69.00%          100.00%            71.83%             98.15%
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580-599           108,180,337.36             15.90%          74.63%          100.00%            78.78%             97.88%
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600-619           104,954,666.07             15.42%          75.64%          100.00%            74.97%             97.29%
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620-639            92,382,992.41             13.57%          77.14%          100.00%            67.98%             97.66%
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640-659            48,652,771.20              7.15%          77.28%          100.00%            38.14%             98.56%
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660-679            35,339,376.11              5.19%          78.91%          100.00%            20.76%             98.02%
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680-699            15,837,766.30              2.33%          77.21%           95.00%            31.10%             97.99%
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700-719             4,615,315.03              0.68%          78.66%          100.00%            27.88%             96.51%
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720-739             5,070,006.96              0.74%          80.03%          100.00%            18.69%             97.59%
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740-759             4,047,658.16              0.59%          77.01%           90.00%            64.23%             94.90%
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760-779             1,802,507.43              0.26%          79.94%           80.00%            16.83%             98.06%
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780-799             1,226,693.70              0.18%          77.32%          100.00%            66.75%            100.00%
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800-819                28,440.82              0.00%          37.35%           37.35%           100.00%            100.00%
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

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                                                         % Second Lien
 FICO              % IO             WAC             (Simultaneous or Silent)          Def Rate
------------------------------------------------------------------------------------------------
<520               0.73%           8.58%                    1.30%
------------------------------------------------------------------------------------------------
520-539            1.91%           8.42%                    4.09%
------------------------------------------------------------------------------------------------
540-559            2.36%           7.99%                    6.06%
------------------------------------------------------------------------------------------------
560-579           22.67%           7.72%                    10.24%
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580-599           42.52%           7.35%                    34.04%
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600-619           40.36%           7.33%                    40.20%
------------------------------------------------------------------------------------------------
620-639           41.84%           7.25%                    56.92%
------------------------------------------------------------------------------------------------
640-659            2.66%           7.45%                    67.52%
------------------------------------------------------------------------------------------------
660-679            4.21%           7.30%                    68.97%
------------------------------------------------------------------------------------------------
680-699            9.81%           7.32%                    65.86%
------------------------------------------------------------------------------------------------
700-719            0.00%           7.71%                    77.92%
------------------------------------------------------------------------------------------------
720-739            0.00%           7.10%                    51.65%
------------------------------------------------------------------------------------------------
740-759           16.68%           6.43%                    27.90%
------------------------------------------------------------------------------------------------
760-779            0.00%           7.64%                    97.89%
------------------------------------------------------------------------------------------------
780-799           16.94%           6.36%                    36.09%
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800-819            0.00%           8.25%                    0.00%
------------------------------------------------------------------------------------------------




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     FICO           % of Total Deal                  Avg LTV        Max LTV          % Full Doc         % Owner Occ         WAC
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
     <520                 0.30%                      86.03%          98.53%            100.00%             100.00%         7.65%
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   540-559                0.90%                      77.05%          90.00%             89.06%             100.00%         7.37%
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   560-579               10.73%                      72.00%         100.00%             86.10%              97.55%         7.39%
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   580-599               30.34%                      77.32%         100.00%             84.22%              99.15%         7.00%
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   600-619               27.94%                      78.38%         100.00%             80.69%              99.14%         7.01%
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   620-639               25.50%                      78.70%         100.00%             75.70%             100.00%         6.94%
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   640-659                0.85%                      78.64%          90.00%             46.31%             100.00%         7.02%
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   660-679                0.98%                      80.26%          90.00%             21.65%             100.00%         7.34%
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   680-699                1.03%                      78.51%          90.00%            100.00%              85.52%         7.00%
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   700-719
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   720-739
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   740-759                0.45%                      79.41%          79.41%            100.00%             100.00%         5.75%
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   760-779
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   780-799                0.14%                      62.14%          80.00%             38.39%             100.00%         6.42%
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

--------------------------------------------------------------------------------
                                                 % Second Lien
     FICO                  Margin            (Simultaneous or Silent)
--------------------------------------------------------------------------------
    <520                    6.11%                      67.44%
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   540-559                  6.39%                      49.02%
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   560-579                  6.73%                      18.07%
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   580-599                  6.56%                      41.61%
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   600-619                  6.57%                      51.47%
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   620-639                  6.54%                      74.60%
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   640-659                  8.81%                      17.06%
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   660-679                  3.93%                      35.07%
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   680-699                  6.88%                       0.00%
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   700-719
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   720-739
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   740-759                  0.00%                       0.00%
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   760-779
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   780-799                  0.00%                      61.61%
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